SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement.
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[ ]     Definitive Proxy Statement.
[X]     Definitive Additional Materials.
[ ]     Soliciting Material Pursuant to sec. 240.14a-12.

   Pioneer Bond Fund                              Pioneer Real Estate Shares
   Pioneer Emerging Markets Fund                  Pioneer Research Fund
   Pioneer Equity Income Fund                     Pioneer Select Growth Fund
   Pioneer Equity Opportunity Fund                Pioneer Select Value Fund
   Pioneer Europe Select Equity Fund              Pioneer Series Trust I
   Pioneer Fund                                   Pioneer Series Trust II
   Pioneer Fundamental Growth Fund                Pioneer Series Trust III
   Pioneer High Yield Fund                        Pioneer Series Trust IV
   Pioneer Ibbotson Allocation Series             Pioneer Series Trust V
   Pioneer Independence Fund                      Pioneer Series Trust VI
   Pioneer International Equity Fund              Pioneer Series Trust VII
   Pioneer International Value Fund               Pioneer Short Term Income Fund
   Pioneer Mid Cap Growth Fund                    Pioneer Small Cap Value Fund
   Pioneer Mid Cap Value Fund                     Pioneer Strategic Income Fund
   Pioneer Money Market Trust                     Pioneer Tax Free Income Fund
   Pioneer Protected Principal Trust              Pioneer Value Fund


               (Name of Registrant(s) as Specified in its Charter)

                                       N/A

           -----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1)     Title of each class of securities to which transaction applies:

        2)     Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to

               Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        4)     Proposed maximum aggregate value of transaction:

        5)     Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        1)     Amount Previously Paid:

        2)     Form, Schedule or Registration Statement No.:

        3)     Filing Party:

        4)     Date Filed:


                                       2-1

                           [LOGO] Computershare
                                  -------------
                                  Fund Services

              PIONEER/WO#18636: TOUCH-TONE TELEPHONE VOTING SCRIPT
                                 "PIONEER FUNDS"
                              CARD TYPE: SMART CARD
                         EXPECTED MAIL DATE: XX/XX/2008
                           MEETING DATE: May 13, 2008
    TEST CONTROL NUMBER (s): 636 99999 000 099 Test Security Code: 9999 9999
    ------------------------------------------

WHEN CONNECTED TO THE TOLL-FREE NUMBER 1-866-241-6192, THE SHAREHOLDER WILL
HEAR:
"Welcome! Please enter the 14 digit number located in the shaded box on your proxy card."

--------------------------------------------------------------------------------
WHEN THE SHAREHOLDER ENTERS THE NUMBER, HE/SHE WILL HEAR:
--------------------------------------------------------------------------------
To proceed, please enter the 8 digit code located in the non-shaded box on your proxy card
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHEN THE SHAREHOLDER ENTERS THE CODE, HE/SHE WILL HEAR:
--------------------------------------------------------------------------------
"This is the automated telephone voting site for the Special Meetings of Shareholders of the Pioneer Funds"

"To vote as the BOARD RECOMMENDS ON ALL PROPOSALS, press 1 now."
"To vote on EACH PROPOSAL SEPARATELY, press 0 now."

--------------------------------------------------------------------------------
OPTION 1:  IF VOTING AS THE BOARD RECOMMENDS:
---------------------------------------------

"To hear how you have voted, press 1."    "To cancel your vote, press 2."    "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 1 TO HEAR THE VOTES:
"Your vote will be saved automatically should you decide to hang up during vote playback."
"Your vote has been cast as follows, "You have voted as THE BOARD RECOMMENDED."

"To hear how you have voted, press 1."    "To cancel your vote, press 2."    "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 2 TO CANCEL THE VOTES:

"Your vote has been canceled." "If you would like to start the voting process again, press 1 now." "To end this call, press 0 now."

IF THE SHAREHOLDER PRESSES 3 TO SAVE THE VOTES:

"Your vote has been saved."  "If you would like to start the voting process again, press 1 now."  "To end this call press 0 now."

If the shareholder elects to vote another proxy, he/she is returned to the above speech
"PLEASE ENTER THE NUMBER".

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
"Thank you for voting."


-------------------------------------------------------------------------------
OPTION 2:  IF THE SHAREHOLDER OPTS TO VOTE ON EACH PROPOSAL SEPARATELY:
-----------------------------------------------------------------------

*IF A SHAREHOLDER OWNS MULTIPLE HOLDINGS, HE/SHE WILL HEAR:*

"Proposal 1.01:     To vote FOR ALL press 1.     To WITHHOLD ALL press 9."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #2:     To vote FOR press 1.     WITHHOLD press 9."

"For Holding #3:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #4:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #5:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #6:     To vote FOR press 1.     WITHHOLD press 9."

"Proposal 1.02:     To vote FOR ALL press 1.     To WITHHOLD ALL press 9."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #2:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #3:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #4:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #5:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #6:     To vote FOR press 1.     WITHHOLD press 9."

"Proposal 1.03:     To vote FOR ALL press 1.     To WITHHOLD ALL press 9."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #2:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #3:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #4:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #5:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #6:     To vote FOR press 1.     WITHHOLD press 9."

"Proposal 1.04:     To vote FOR ALL press 1.     To WITHHOLD ALL press 9."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #2:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #3:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #4:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #5:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #6:     To vote FOR press 1.     WITHHOLD press 9."

"Proposal 1.05:     To vote FOR ALL press 1.     To WITHHOLD ALL press 9."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #2:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #3:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #4:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #5:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #6:     To vote FOR press 1.     WITHHOLD press 9."

"Proposal 1.06:     To vote FOR ALL press 1.     To WITHHOLD ALL press 9."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #2:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #3:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #4:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #5:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #6:     To vote FOR press 1.     WITHHOLD press 9."

"Proposal 1.07:     To vote FOR ALL press 1.     To WITHHOLD ALL press 9."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #2:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #3:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #4:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #5:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #6:     To vote FOR press 1.     WITHHOLD press 9."

"Proposal 1.08:     To vote FOR ALL press 1.     To WITHHOLD ALL press 9."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #2:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #3:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #4:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #5:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #6:     To vote FOR press 1.     WITHHOLD press 9."

"Proposal 1.09:     To vote FOR ALL press 1.     To WITHHOLD ALL press 9."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #2:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #3:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #4:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #5:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #6:     To vote FOR press 1.     WITHHOLD press 9."

"Proposal 2a:     To vote FOR ALL press 1.     To vote AGAINST ALL press 9.     To ABSTAIN ALL press 0."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #2:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #3:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #4:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #5:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #6:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------
"Proposal 2b:     To vote FOR ALL press 1.     To vote AGAINST ALL press 9.     To ABSTAIN ALL press 0."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #2:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------
"Proposal 3a:     To vote FOR ALL press 1.     To vote AGAINST ALL press 9.     To ABSTAIN ALL press 0."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #2:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #3:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #4:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #5:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #6:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------

"Proposal 3b:     To vote FOR ALL press 1.     To vote AGAINST ALL press 9.     To ABSTAIN ALL press 0."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #2:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #3:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #4:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #5:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #6:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------
"Proposal 3c:     To vote FOR ALL press 1.     To vote AGAINST ALL press 9.     To ABSTAIN ALL press 0."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #2:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #3:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #4:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #5:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #6:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------
"Proposal 3d:     To vote FOR ALL press 1.     To vote AGAINST ALL press 9.     To ABSTAIN ALL press 0."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #2:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #3:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #4:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #5:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #6:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------
"Proposal 3e:     To vote FOR ALL press 1.     To vote AGAINST ALL press 9.     To ABSTAIN ALL press 0."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #2:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #3:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #4:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #5:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #6:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------
"Proposal 3f:     To vote FOR ALL press 1.     To vote AGAINST ALL press 9.     To ABSTAIN ALL press 0."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #2:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #3:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #4:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #5:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #6:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------
"Proposal 3g:     To vote FOR ALL press 1.     To vote AGAINST ALL press 9.     To ABSTAIN ALL press 0."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #2:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

"For Holding #3:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #4:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #5:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #6:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------
"Proposal 3h:     To vote FOR ALL press 1.     To vote AGAINST ALL press 9.     To ABSTAIN ALL press 0."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #2:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #3:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #4:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #5:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------
"Proposal 3i:     To vote FOR ALL press 1.     To vote AGAINST ALL press 9.     To ABSTAIN ALL press 0."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #2:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #3:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #4:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #5:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------
"Proposal 3j:     To vote FOR press 1.         AGAINST press 9.                 ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------
"Proposal 3k:     To vote FOR press 1.         AGAINST press 9.                 ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------
"Proposal 3l:     To vote FOR press 1.         AGAINST press 9.                 ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------
"Proposal 3m:     To vote FOR press 1.         AGAINST press 9.                 ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------
"Proposal 3n:     To vote FOR ALL press 1.     To vote AGAINST ALL press 9.     To ABSTAIN ALL press 0."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #2:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------
"Proposal 3o:     To vote FOR ALL press 1.     To vote AGAINST ALL press 9.     To ABSTAIN ALL press 0."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #2:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #3:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #4:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #5:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------
"Proposal 3p:     To vote FOR ALL press 1.     To vote AGAINST ALL press 9.     To ABSTAIN ALL press 0."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #2:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------
"Proposal 3q:     To vote FOR press 1.         AGAINST press 9.                 ABSTAIN press 0."

"Proposal 3r:     To vote FOR press 1.         AGAINST press 9.                 ABSTAIN press 0."

"Proposal 4:      To vote FOR ALL press 1.     To vote AGAINST ALL press 9.     To ABSTAIN ALL press 0."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #2:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #3:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #4:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #5:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #6:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------
"Proposal 5:      To vote FOR ALL press 1.     To vote AGAINST ALL press 9.     To ABSTAIN ALL press 0."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"For Holding #1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #2:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #3:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #4:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #5:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"For Holding #6:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------
WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON ALL PROPOSALS, HE/SHE WILL HEAR:
"To hear how you have voted, press 1."     "To cancel your vote, press 2."     "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 1, TO HEAR THE VOTES, HE/SHE WILL HEAR:
"Your vote will be saved automatically should you decide to hang up during vote playback."
"Your vote has been cast as follows (vote for each proposal(s) and or holding(s) are given)."

"To hear how you have voted, press 1."     "To cancel your vote, press 2."     "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 2, TO CANCEL THE VOTES, HE/SHE WILL HEAR:

"Your vote has been canceled."     "If you would like to start the voting process again, press 1 now."
"To end this call, press 0 now."

IF THE SHAREHOLDER PRESSES 3, TO SAVE THE VOTES, HE/SHE WILL HEAR:

"Your vote has been saved."     "If you would like to start the voting process again, press 1 now."
"To end this call press 0 now."

If the shareholder elects to vote another proxy, he/she is returned to the above speech
"PLEASE ENTER THE NUMBER".

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
"Thank you for voting."
Call is terminated.